                                                                EXHIBIT 10.15

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
------------------------------------------------------------------------------

Date of Issuance:  August 26, 1998              Number of Shares: 50,000
                                     (subject to adjustment per below agreement)

                        NORTHPOINT COMMUNICATIONS, INC.

                   Series C Preferred Stock Purchase Warrant
                   -----------------------------------------

          NorthPoint Communications, Inc. (the "Company"), for value received,
                                                -------
hereby certifies that Intel Corporation, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to
------------------
purchase from the Company up to 50,000 shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Series C Preferred Stock of the Company, at a purchase price of $6.67 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.
                    -------------           --------------

          1.  Exercise.
              --------

              (a) Eligibility to Exercise.  This Warrant shall vest and become
                  -----------------------
exercisable as follows:

                  (i) This Warrant shall vest and become exercisable by the Registered Holder as to 25,000 shares of Warrant Stock at any time on or after September 30, 1999 and prior to the Expiration Date (as defined below)
provided that by September 30, 1999 either (A) Intel Corporation, a Delaware corporation ("Intel"), has placed a good faith purchase order for the Company's
              -----
digital subscriber line ("DSL") services covering at least 100 end users in the
                          ---
Phoenix market that the Company is technically capable of serving, or (B) the Company and Intel mutually determine in good faith that the Company has failed to use its best efforts to launch its DSL services in the Phoenix market in accordance with that certain Warrant-for-End User Agreement between the
Company and Intel dated as of August 26, 1998 (the "End User Agreement").
                                                    ------------------

                 (ii) This Warrant shall vest and become exercisable by the Registered Holder as to 25,000 shares of Warrant Stock at any time on or after September 30, 1999 and prior to the Expiration Date provided that by September 30, 1999 either (A) Intel has placed a good faith purchase order for the Company's DSL services covering at least 100 end users in the

Portland market that the Company is technically capable of serving, or (B) the Company and Intel mutually determine in good faith that the Company has failed to use its best efforts to launch its DSL services in the Portland market in accordance with the End User Agreement.

                  (iii) This Warrant shall not be exercisable as to any shares of Warrant Stock that have not vested and become exercisable as of September 30, 1999 in accordance with either (i) or (ii) above.

              (b) Manner of Exercise.  Subject to the provisions of Section 1(a)
                  ------------------
above, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the notice of exercise appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered
   ---------
Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

              (c) Effective Time of Exercise. Each exercise of this Warrant
                  --------------------------
shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(b) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

              (d) Net Issue Exercise.
                  ------------------

                  (i) In lieu of exercising this Warrant in the manner provided above in Section 1(b), the Registered Holder may elect to exchange all or some of this Warrant for shares of Warrant Stock equal to the value of the portion of this Warrant being exchanged on the date of exchange by tender of this Warrant for the portion being exchanged at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

                         X =  Y (A - B)
                              ---------
                                  A
Where X = The number of shares of Warrant Stock to be issued to the Registered Holder.

               Y = The number of shares of Warrant Stock purchasable under the portion of this Warrant being exchanged (at the date of such calculation).

               A = The fair market value of one share of Warrant Stock (at the date of such calculation).

               B = The Purchase Price (as adjusted to the date of such calculation).

               (ii) For purposes of this Section 1(d), the fair market value of one share of Warrant Stock on the date of calculation shall mean:

                    (A) if the exercise is in connection with an initial public offering of the Company's Warrant Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value per share of Warrant Stock shall be the initial "Price to Public" specified in the final prospectus with respect to the offering;

                    (B) if this Warrant is exercised after, and not in connection with, the Company's initial public offering, and if the Company's Warrant Stock is traded on a securities exchange or The Nasdaq Stock Market or actively traded over-the-counter:

                        (1) if the Company's Warrant Stock is traded on a securities exchange or The Nasdaq Stock Market, the fair market value shall be deemed to be the average of the closing prices over a 30 day period ending three days before date of calculation; or

                        (2) if the Company's Warrant Stock is actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the 30 day period ending three days before the date of calculation; or

                    (C) if neither (A) nor (B) is applicable, the fair market value shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company.

          (e) "Easy Sale" Exercise.  In lieu of the payment methods set forth in
               -------------------
Sections 1(b) and 1(c) above, when permitted by law and applicable regulations (including Nasdaq Stock Market and National Association of Securities Dealers, Inc. ("NASD') rules), the Registered Holder may pay the Purchase Price through a
       ----
"same day sale" commitment from the Registered Holder (and if applicable a broker-dealer that is a member of the NASD (an "NASD Dealer")), whereby the
                                                -----------
Registered Holder irrevocably elects to exercise this Warrant and to sell a portion of the Warrant Stock so purchased to pay for the Purchase Price and the Registered Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such Warrant Stock to forward the Purchase Price directly to the Company.

          (f) Delivery to Holder.  As soon as practicable after the exercise of
              ------------------
this Warrant in whole or in part, and in any event within ten days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

              (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

             (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(b), 1(d) or 1(e) above.

      2.       Adjustments.
               -----------
               (a)  Stock Splits and Dividends.  If outstanding shares of the
                    --------------------------
Company's Warrant Stock shall be subdivided into a greater number of shares or a dividend in Warrant Stock shall be paid in respect of Warrant Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Warrant Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

               (b) Reclassification, Etc. In case of any reclassification or
                   ----------------------
change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

               (c) Adjustment for Capital Reorganization, Merger or
                   ------------------------------------------------
Consolidation. In case of any capital reorganization of the capital stock of the
-------------
Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the

Registered Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 2. The foregoing provisions of this Section 2(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Registered Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Registered Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

               (d) Adjustment Certificate. When any adjustment is required to be
                   ----------------------
made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth
(i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

          3.   Transfers.
               ---------

               (a) Unregistered Security. Each holder of this Warrant
                   ---------------------
acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of
(i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

               (b) Transferability. Subject to the provisions of Section 3(a)
                   ---------------
hereof this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.
        ---------

               (c) Warrant Register.   The Company will maintain a register
                   ----------------
containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in
              --------  -------
blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

          4.   No Impairment.  The Company will not, by amendment of its charter
               -------------
or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

          5.   Termination.  This Warrant (and the right to purchase securities
               -----------
upon exercise hereof) shall terminate at 5:00 p.m. Pacific Time on August 26, 2003.

          6.   Representations and Warranties. Except as set forth on the
               ------------------------------
Schedule of Exceptions attached as Exhibit A to that certain Compliance
                                   ---------
Certificate of even date herewith, the Company hereby represents and warrants to Intel as follows:

               (a) Corporate Power. The Company will have at the Date of
                   ---------------
Issuance all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant.

               (b) Authorization. All corporate action on the part of the
                   -------------
Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock (and the Common Stock issuable upon conversion of the Warrant Stock) and the performance of all of the Company's obligations under this Warrant has been taken or will be taken prior to the Date of Issuance. This Warrant, when executed and delivered by the Company, shall constitute a valid and binding obligations of the Company enforceable against the Company in accordance with its terms. The Warrant Stock, when issued in compliance with the provisions of this Warrant, will be validly issued and will be fully paid and nonassessable and will have the rights, preferences and privileges described in the Company's Fourth Amended and Restated Certificate of Incorporation (the "Restated Certificate"). The shares
                                            --------------------
of Common Stock issuable upon conversion of the Warrant Stock have been duly and validly reserved and, when issued in compliance with the provisions of this Warrant and the Restated Certificate, will be validly issued, fully paid and nonassessable, and the Warrant Stock and such Common Stock will be free of any liens or encumbrances other than those created by or imposed upon the holders thereof through no action of the Company; provided, however, that the Warrant Stock (and the Common Stock issuable upon conversion thereof) may be subject to restrictions on transfer under state and/or federal securities laws. The Warrant Stock is not subject to any preemptive rights or rights of first refusal.

               (c) Series C Preferred Stock Purchase Agreement. All
                   -------------------------------------------
representations and warranties expressed in Section 3 of that certain Series C Preferred Stock Purchase Agreement dated as of June 26, 1998 between the Company and the purchasers of Series C Preferred Stock, and Section 4 of that certain side letter dated as of August 26, 1998 between the Company and Intel are true and correct as of the date hereof.

          7.   Notices of Certain Transactions.  In case:
               -------------------------------
               (a) the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

               (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

               (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

          8.   Reservation of Stock.  The Company will at all times reserve and
               --------------------
keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant, including, without limitation, the shares of Common Stock issuable upon conversion of the Warrant Stock.

          9.   Exchange of Warrants.  Upon the surrender by the Registered
               --------------------
Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of
Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant or Warrants so surrendered.

          10.  Replacement of Warrants.  Upon receipt of evidence reasonably
               -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

          11.  Notices.  Any notice required or permitted by this Warrant shall
               -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

          12.  No Rights as Stockholder.  Until the exercise of this Warrant,
               ------------------------
the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

          13.  No Fractional Shares.  No fractional shares of Warrant Stock will
               --------------------
be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

          14.  Amendment or Waiver.  Any term of this Warrant may be amended or
               -------------------
waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

          15.  Headings.  The headings in this Warrant are for purposes of
               --------
reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

          16.  Governing Law. This Warrant shall be governed, construed and
               -------------
interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                            [Signature Page Follows]

                                    NORTHPOINT COMMUNICATIONS, INC.


                                    By:/S/ NORTHPOINT COMMUNICATIONS, INC.
                                       -----------------------------------

                                    Title:
                                          ----------------------------

                                    Address:  222 Sutter Street
                                              7th Floor
                                              San Francisco, CA 94108

                                    Fax Number:  (415) 403-4004

                                   EXHIBIT A
                                   ---------
                               NOTICE OF EXERCISE
                   (To be executed upon exercise of Warrant)

NORTHPOINT COMMUNICATIONS, INC.                     DATED:__________

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, the securities of NorthPoint Communications, Inc., as provided for therein, and (check the applicable box):

[ ] Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

[ ] Elects the Net Issue Exercise option pursuant to Section 1(d) of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

           X = Y (A-B)    (       ) =  (____) [(_____) - (_____)]
               -------                ---------------------------
                A                               (_____)

          Where X = the number of shares of Warrant Stock to be issued to the Registered Holder.

          Y = the number of shares of Warrant Stock purchasable under the portion of the Warrant being exchanged (at the date of such calculation).

          A = the fair market value of one share of the Company's Warrant Stock (at the date of such calculation).

          B = Purchase Price (as adjusted to the date of such calculation).

[ ] Elects the Easy Sale Exercise option pursuant to Section 1(e) of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
            -----------------------------------
Address:
            -----------------------------------
Signature:
            -----------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                   EXHIBIT B
                                   ---------
                                ASSIGNMENT FORM
                                ---------------

          FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Warrant Stock covered thereby set forth below, to:

     Name of Assignee           Address/Fax Number          No. of Shares
     ----------------           ------------------          -------------

Dated:_________________         Signature:
                                          ------------------------

                                          ------------------------

                                Witness:
                                          ------------------------